Exhibit (p)(7)





                                 Deutsche Bank



                Deutsche Asset Management - U.S. Code of Ethics


                               [GRAPHIC OMITTED]










                                                            Deustche Bank [LOGO]

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
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Effective Date:                                           June 1, 2004
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Approver:                                                 Linda Wondrack
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Owner:                                                    DeAM Compliance
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Contact Person:                                           Rhonda Brier
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Functional Applicability:                                 DeAM U.S. Personnel
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Geographic Applicability:                                 Americas
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Last Revision Date:                                       July 16, 2004
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Next Review Date:                                         February 1, 2005
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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
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
Table of Contents

           I.     Overview................................................................................1

          II.     General Rule............................................................................1

         III.     Definitions.............................................................................2

          IV.     Restrictions............................................................................4
                       General............................................................................4
                       Specific Blackout Period Restrictions..............................................5
                       New Issues (IPOs)..................................................................6
                       Short-Term Trading.................................................................6
                       Restricted List....................................................................7
                       Private Placements.................................................................7

           V.     Compliance Procedures...................................................................8
                       Designated Brokerage Accounts......................................................8
                       Pre-Clearance......................................................................8
                       Scudder Proprietary Mutual Fund Holdings...........................................9
                       Reporting Requirements.............................................................9
                       Confirmation of Compliance with Policies...........................................9

          VI.     Other Procedures/Restrictions...........................................................10
                       Service on Boards of Directors.....................................................10
                       Outside Business Affiliations......................................................10
                       Executorships......................................................................10
                       Trusteeships.......................................................................11
                       Custodianships and Powers of Attorney..............................................11
                       Gifts..............................................................................11
                       Rules for Dealing with Governmental Officials and Political Candidates.............14
                       Confidentiality....................................................................15

         VII.     Sanctions ..............................................................................15

        VIII.     Interpretations and Exceptions..........................................................15

        Appendix:
        |_| Schedule A....................................................................................16
        |_| Schedule B....................................................................................17
        |_| Personal Securities Holdings Report...........................................................18
        |_| Quarterly Personal Securities Trading Report..................................................19
        |_| Annual Acknowledgement of Obligations Under the Code of Ethics................................21



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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
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         |_| Request For Approval of Fiduciary, Corporate or Other Outside Activity.......................23
         |_| Annual Review of Personal Activities Form....................................................24
















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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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                        DEUTSCHE ASSET MANAGEMENT - U.S.

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                                 CODE OF ETHICS
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I.  Overview
    --------

This Code of Ethics ("Code") sets forth the specialized rules for business conduct and guidelines for the personal investing activities that generally are required of employees involved in the United States investment management areas of the Deutsche Bank Group and its affiliates (collectively "Deutsche Asset Management" or "DeAM").^1

The provisions of this Code shall apply to all DeAM Employees in the U.S., as categorized in the Definition Section on the next page and such other employees as the Compliance Department ("Compliance")^2 may determine from time to time. This Code supplements the Deutsche Bank Code of Professional Conduct and the Deutsche Asset Management Compliance Policies and Procedures Manual ("Compliance Manual") (available at http://docbase.backoff.nyc.dbna.com/Policy:/Compliance/Deutsche Asset
Management/Deutsche Asset Management). Each Employee must observe those policies, as well as abide by the additional principles and rules set forth in this Code, and any other applicable legal vehicle or division specific policies and obligations.


II.  General Rule
     ------------

DeAM Employees will, in varying degrees, participate in or be aware of fiduciary and investment services provided to registered investment companies, institutional investment clients, employee benefit trusts and other types of investment advisory accounts. The fiduciary relationship mandates adherence to the highest standards of conduct and integrity. We will at all times conduct ourselves with integrity and distinction, putting first the interests of our clients.

Accordingly, personnel acting in a fiduciary capacity must carry out their duties for the exclusive benefit of the client accounts. Consistent with this fiduciary duty, the interests of DeAM clients take priority over the investment desires of DeAM and DeAM personnel. All DeAM personnel must conduct themselves in a manner consistent with the requirements and procedures set forth in this Code.









----------------------------------
^1 Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas (formerly Bankers Trust Co.), Deutsche Bank Securities Inc. (limited applicability, see Schedule A), Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. (and its affiliates, including Scudder Investor Services, Inc. and Scudder Distributors Inc.), Scudder Trust Company and RREEF America L.L.C.

^2 "Compliance" refers to the DB Americas centralized Compliance Unit (generally referred to herein as "Central Compliance," and/or its unit specifically designated to the DeAM business unit: "DeAM Compliance").

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|_|  There must be no conflict, or appearance of conflict, between the self-interest of any Employee and the responsibility of that Employee to Deutsche Bank, its shareholders or its clients.^3

|_| Employees must never improperly use their position with Deutsche Bank for personal or private gain to themselves, their family or any other person.

DeAM Employees may also be required to comply with other policies imposing separate requirements. Specifically, they may be subject to laws or regulations that impose restrictions with respect to personal securities transactions, including, but not limited to, Section 17(j) and Rule 17j-1 under the Investment Company Act of 1940 (the "Act"). The purpose of this Code of Ethics is to ensure that, in connection with his or her personal trading, no Employee (as defined below) shall conduct any of the following acts upon a client account:

     o    To employ any device, scheme or artifice to defraud;

     o To make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statement not misleading;

     o To engage in any act, practice or course of business that operates or would operate as a fraud or deceit; or

     o    To engage in any manipulative practice.


III.  Definitions
      -----------

     A.   "Investment Personnel" shall mean and include:

          Portfolio Managers, traders and analysts (and other Employees who work directly with Portfolio Managers in an assistant capacity). As those responsible for making investment decisions (or participating in such decisions) in client accounts or providing information or advice to Portfolio Managers or otherwise helping to execute or implement the Portfolio Managers' recommendations, Investment Personnel occupy a comparatively sensitive position, and thus, additional rules outlined herein apply to such individuals.


     B.   "Access Person" shall mean and include:

          (i) Officers and directors of DeAM entities and officers and directors of DeAM-sponsored investment companies who are affiliated persons of DeAM entities. Also included are Employees of these entities who have access to timely information relating to investment management activities, research and/or client


----------------------------------

^3 The rules herein cannot anticipate all situations which may involve a possible conflict of interest. If an Employee becomes aware of a personal interest that is, or might be, in conflict with the interest of a client, that person should disclose the potential conflict to DeAM Compliance or Legal prior to executing any such transaction.










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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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               portfolio holdings as well as those who in the course of their job regularly receive access to client trading activity (this would generally include members of the Investment Operations and Treasurer's Offices). Also included here are persons in a control relationship (as defined in Section 2(a)(9) of the Act) to DeAM who obtain information concerning investment recommendations made to any client account.

          (ii) Any other personnel with responsibilities related to the asset management business or frequent interaction with Access Persons or Investment Personnel as determined by Compliance (e.g., Legal, Compliance, Risk, Operations, Sales & Marketing, as well as certain long-term temporary Employees and consultants).

     C.   "Non-Access Person" shall mean and include:

               DeAM personnel who are not defined in Section III A. or B. above, and who have access to neither client trading activity nor recommendations made in relation to any client account. An example includes Employees of the Mutual Funds Call Center in Chicago.

     D. "Employees" is a general term which shall include all DeAM employees, including Investment Personnel, Access Persons and Non-Access Persons as well as those non-DeAM employees who are subject to this Code of Ethics (see III.B.(ii) above).

     E. "Accounts" shall mean all securities accounts, whether brokerage or otherwise, securities held directly outside of accounts and shall include open-end and closed-end Mutual Fund accounts.

     F. "Employee Related Account" of any person subject to this Code shall mean:

          (i) The Employee's own Accounts;

          (ii) The Employee's spouse's/domestic partner's Accounts and the Accounts of minor children and other relatives living in the Employee's home;

          (iii) Accounts in which the Employee, his/her spouse/domestic partner, minor children or other relatives living in their home have a beneficial interest (i.e., share in the profits even if there is no influence on voting or disposition of the shares); and

          (iv) Accounts (including corporate Accounts and trust Accounts) over which the Employee or his/her spouse/domestic partner exercises investment discretion or direct or indirect influence or control.

     NOTE: ANY PERSON SUBJECT TO THIS CODE IS RESPONSIBLE FOR COMPLIANCE WITH
           THESE RULES WITH RESPECT TO ANY EMPLOYEE RELATED ACCOUNT, AS APPLICABLE.


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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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     G.   "Securities" shall include equity or debt securities, derivatives of securities (such as options, warrants, and ADRs), futures, commodities, securities indices, exchange-traded funds, government and municipal bonds and similar instruments, but do not include:

          (i) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

     H. "Mutual Funds" shall include all mutual funds (open-end and closed-end mutual funds), but will exclude:

          (i) Shares of open-end money market mutual funds (unless otherwise directed by Compliance).


IV.   Restrictions
      ------------

For purposes of this Code, a prohibition or requirement applicable to any Employee applies also to transactions in Securities and Mutual Funds for any of that Employee's Employee Related Accounts, including transactions executed by that Employee's spouse or relatives living in that Employee's household (see definition under III.F.).

     A.   General

          (i) The Basic Policy: Employees have a personal obligation to conduct their investing activities and related Securities and Mutual Fund transactions lawfully and in a manner that avoids actual or potential conflicts between their own interests and the interests of Deutsche Asset Management and its clients. Employees must carefully consider the nature of their DeAM responsibilities - and the type of information that he or she might be deemed to possess in light of any particular Securities and Mutual Fund transaction - before engaging in that transaction.

          (ii) Material Nonpublic Information: Employees in possession of material nonpublic information about or affecting Securities or their issuer are prohibited from buying or selling such Securities or advising any other person to buy or sell such Securities. See also Compliance Manual -- Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading and Related Matters Policy.

          (iii) Corporate and Departmental Restricted Lists: Employees are not permitted to buy or sell any Securities that are included on the Corporate Restricted List (available on the intranet) and/or other applicable departmental restricted lists.

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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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          (iv) "Frontrunning:" Employees are prohibited from buying or selling
               Securities, Mutual Funds or other instruments in their Employee Related Accounts so as to benefit from the Employee's knowledge of the Firm's or a client's trading positions, plans or strategies, or forthcoming research recommendations.


     B.   Specific Blackout Period Restrictions

          (i) Investment Personnel and Access Persons shall not knowingly effect the purchase or sale of a Security for an Employee Related Account on a day during which any client account has a "buy" or "sell" order for the same Security, until that order is executed or withdrawn.

          (ii) Investment Personnel shall not effect the purchase or sale of a Security for an Employee Related Account within seven calendar days before or seven calendar days after the same Security is traded (or contemplated to be traded) by a client account with which the individual is associated.

          (iii) Investment Personnel and other persons with real time access to a global research sharing system platform (e.g., "GERP"^4) shall not effect the purchase or sale of a Security for an Employee Related Account within seven calendar days before or seven calendar days after the same Security (a) is added to/deleted from or has its weighting changed in the "Model" Portfolio; or
               (b) has its internal rating upgraded or downgraded; or (c) has research coverage initiated.

          (iv) Employees must always act to avoid any actual or potential conflict of interest between their DeAM duties and responsibilities and their personal investment activities. To avoid potential conflicts, absent specific written approval from their Managing Officer^5 and Compliance, Employees should not personally invest in Securities issued by companies with which they have significant dealings on behalf of DeAM, or in investment vehicles sponsored by the companies. Additional rules that apply to Securities transactions by Employees, including the requirement for Employees to pre-clear personal Securities transactions and rules




----------------------------------
^4 GERP (Global Equity Research Portal) is a web-based application (Active Equity businesses) allowing for the publishing and dissemination of research and model portfolios in real-time by the Global Sector Teams, Portfolio Selection Teams, Local Research Teams, designated PIC/PB users and Small Cap Teams to Portfolio Managers, who will use GERP for investment recommendations and portfolio construction for clients.

^5 For purposes of this policy, "Managing Officer" is defined as an officer of at least the Managing Director level to whom the Employee directly or indirectly reports, who is in charge of the Employee's unit (e.g., a Department Head, Division Head, Function Head, Group Head, General Manager, etc).

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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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               regarding how Employee Related Accounts must be maintained, are described in more detail later in this Code.

          (v) Deutsche Bank Securities: During certain times of the year, all Deutsche Bank Employees are prohibited from conducting transactions in the equity and debt Securities of Deutsche Bank, which affect their beneficial interest in the Firm. Central Compliance generally imposes these "blackout" periods around the fiscal reporting of corporate earnings. Blackouts typically begin two days prior to the expected quarterly or annual earnings announcement and end after earnings are released publicly. Additional restricted periods may be required for certain individuals and events, and Compliance will announce when such additional restricted periods are in effect.

          (vi) Exceptions to Blackout Periods (above items i, ii, and iii only) The following are exempt from the specified blackout periods:

                    |_| The purchase or sale of 500 shares or less in the top 400 companies comprising the S&P 500 Index;
                    |_|  Securities indices;
                    |_| ETFs (exchange-traded funds - e.g., SPDRs or "Spiders" (S&P 500 Index), DIAs or "Diamonds" (Dow Jones Industrial Average), etc.);
                    |_|  Government and municipal bonds;
                    |_| Shares purchased under an issuer sponsored Dividend Reinvestment Plan ("DRIPs"), other than optional purchases;
                    |_| To the extent acquired from the issuer, purchases effected upon the exercise of rights issued pro rata to holders of a class of Securities; and
                    |_| Securities purchased under an employer sponsored stock purchase plan or upon the exercise of employee stock options.

        Note: Transactions in derivative instruments, including warrants, convertible Securities, futures and options, etc. shall be restricted in the same manner as the underlying Security.

     C.   New Issues (IPOs)

          Investment Personnel, Access Persons and Non-Access Persons are prohibited from purchasing or subscribing for Securities pursuant to an initial public offering. This prohibition applies even if Deutsche Bank (or any affiliate of Deutsche Bank) has no underwriting role and/or is not involved with the distribution.

     D.   Short -Term Trading

          Employees must always conduct their personal trading activities lawfully, properly and responsibly, and are encouraged to adopt long-term investment strategies that are

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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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          consistent with their financial resources and objectives. Deutsche
          Bank generally discourages short-term trading strategies, and Employees are cautioned that such strategies may inherently carry a higher risk of regulatory and other scrutiny. In any event, excessive or inappropriate trading that interferes with job performance or compromises the duty that Deutsche Bank owes to its clients and shareholders will not be tolerated.

          Employees are prohibited from transacting in the purchase and sale, or sale and purchase, of the same (or equivalent) Securities and Mutual Funds within 30 calendar days. The 30-day holding period also applies to each short vs. the box sale, which is the only short sale permitted activity. Therefore, for purposes of this section, the assumption is a last in, first out order of transaction in a particular Security and Mutual Fund. The following are exempted from this restriction:

                    |_| Shares purchased under an issuer sponsored Dividend Reinvestment Plan ("DRIPs"), other than optional purchases;
                    |_| To the extent acquired from the issuer, purchases effected upon the exercise of rights issued pro rata to holders of a class of Securities;
                    |_| Securities purchased under an employer sponsored stock purchase plan;
                    |_| Securities pre-cleared and purchased with a specific stop-limit provision attached;
                    |_| Mutual Funds subject to periodic purchase plans (i.e., can be sold once within 30 days after a periodic purchase); and,
                    |_| Fixed Income Mutual Funds investing in government bonds with "short-term" in their name.

     E.   Restricted List

          All Deutsche Bank Employees are prohibited from buying or selling any Securities that are included on the Corporate Restricted List (available on the intranet at: http://cct-grl-prd.svc.btco.com/corp/cct/grl/grl_init.htm or the
          "Americas Portal" (http://americasportal.cc.db.com/) listed under "Quick Links") and/or other applicable departmental restricted lists. Please see Compliance Manual -- Restricted List: Overview & Instructions Policy.

     F.   Private Placements

          Prior to effecting a transaction in private Securities (i.e., Securities not requiring registration with the Securities and Exchange Commission and sold directly to the investor), all Employees must first, in accordance with Deutsche Bank policy, obtain the approval of his/her supervisor and then pre-clear the transaction with the Central Compliance Department, including completing the questionnaire. Any person who has previously purchased privately-placed Securities must disclose such purchases to the

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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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          Compliance Department before he or she participates in a fund's or an advisory client's subsequent consideration of an investment in the Securities of the same or a related issuer.


V.   Compliance Procedures
     ---------------------

     A.   Designated Brokerage Accounts

          All Employees must obtain the explicit permission of the Central Compliance Department prior to opening a new Employee Related Account. Upon joining Deutsche Bank, new Employees are required to disclose all of their Employee Related Accounts (as previously defined) to Central Compliance and must carry out the instructions provided to conform such accounts, if necessary, to the Firm's policies.

          Under no circumstance is an Employee permitted to open or maintain any Employee Related Account that is undisclosed to Compliance. Also, the policies, procedures and rules described throughout this Code apply to all Employee Related Accounts.

          Accordingly, all Employees are required to open and maintain their Employee Related Accounts in accordance with the Deutsche Bank Employee/Employee-Related Trading Policy, including directing their brokers to supply duplicate copies of transaction confirmations and periodic account statements, as well as additional division-specific requirements, if any.

     B.   Pre-Clearance

          Proposed Securities and closed-end Mutual Fund transactions must be pre-cleared by all Employees with the Central Compliance Department (and approved by a Supervisor) in accordance with the Deutsche Bank Employee/Employee-Related Trading Policy via the intranet based Employee Trade Request ("ETR") system prior to their being placed with the broker. Such approvals are good only for the day on which they are issued. Employees are personally responsible for ensuring that the proposed transaction does not violate the Firm's policies or applicable securities laws and regulations by virtue of the Employee's Deutsche Bank responsibilities or information he or she may possess about the Securities or their issuer.
          The following are exempted from the pre-clearance requirement:

                    |_|  Open-end Mutual Funds;
                    |_| Shares purchased under an issuer sponsored Dividend Reinvestment Plan ("DRIPs"), other than optional purchases;
                    |_| Accounts expressly exempted by Central Compliance which are managed under the exclusive direction of an outside money manager;

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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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                    |_|  Securities pre-cleared and purchased with a specific
                         stop-limit provision attached do not require additional pre-clearance prior to execution;
                    |_| To the extent acquired from the issuer, purchases effected upon the exercise of rights issued pro rata to holders of a class of Securities; and
                    |_| Securities purchased under an employer sponsored stock purchase plan.

     C.   Scudder Proprietary Mutual Fund Holdings

          All Employees are required to maintain their holdings of Scudder proprietary mutual funds in the Deutsche Bank 401(k) Plan, in E*Trade or Deutsche Bank Alex Brown brokerage accounts, or directly with Scudder Investments.

     D.   Reporting Requirements

          (i) Disclosure of Employee Related Accounts/Provision of Statements As stated in section V.A. above, upon joining Deutsche Bank, new Employees are required to disclose all of their Employee Related Accounts to Central Compliance, and must carry out the instructions provided to conform such Accounts, if necessary, to Deutsche Bank policies. In addition, pursuant to Rule 17j-1 of the Act, no later than ten (10) days after an individual becomes an Employee (i.e., joining/transferring into DeAM, etc.), he or she must also complete and return a "Personal Securities Holdings Report" (see iii. below and Appendix) for Securities and Mutual Fund holdings to DeAM Compliance. Shares purchased under an issuer sponsored Dividend Reinvestment Plan ("DRIP"), other than optional purchases, are not required to be reported.

          (ii) Quarterly Personal Securities Trading Reports ("PSTs") Pursuant to Rule 17j-1 of the Act, within ten (10) days of the end of each calendar quarter, all Employees must submit to DeAM Compliance a PST report for Securities and Mutual Fund transactions, unless exempted by a division-specific requirement, if any. Mutual Funds subject to periodic purchase plans are not required to be reported quarterly, but its holdings are required to be reported annually (see iii. below). All PSTs that have reportable personal Securities and Mutual Fund transactions for the quarter will be reviewed by the appropriate supervisory and/or Compliance person.

          (iii) Annual Acknowledgement of Personal Securities Holdings All Employees must submit to DeAM Compliance on an annual basis at a date specified by DeAM Compliance, a Personal Securities Holdings Report for all Securities and Mutual Fund holdings, unless exempted by a division-specific requirement, if any. All Personal Securities Holdings will be reviewed by the appropriate supervisory and/or Compliance person. This report must initially be made within 10 days of hire or rehire.

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The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

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          (iv) Annual Acknowledgement of Accounts Once each year, at a date to be specified by Central Compliance, each Employee must acknowledge that they do or do not have brokerage and Mutual Fund Accounts. Employees with brokerage and Mutual Fund Accounts must acknowledge each Account.

     E.   Confirmation of Compliance with Policies

          Annually, each Employee is required to sign a statement acknowledging that he or she has received this Code, as amended or updated, and confirm his or her adherence to it. Understanding and complying with this Code and truthfully completing the Acknowledgment is the obligation of each Employee (see Appendix - "Annual Acknowledgement of Obligations Under the Code of Ethics"). Failure to perform this obligation may result in disciplinary action, including dismissal, as well as possible civil and criminal penalties.

VI.  Other Procedures/Restrictions
     -----------------------------

     A.   Service on Boards of Directors

          Service on Boards of publicly traded companies should be limited to a small number of instances. However, such service may be undertaken after approval from the regional head of Deutsche Asset Management and Compliance, based upon a determination that these activities are consistent with the interests of DeAM and its clients. Employees serving as directors will not be permitted to participate in the process of making investment decisions on behalf of clients which involve the subject company.

          DeAM Compliance will periodically present updates on such information to the DeAM Investment Committee for review and approval.

     B.   Outside Business Affiliations

          Employees may not maintain outside business affiliations (e.g., officer, director, governor, trustee, part-time employment, etc.) without the prior written approval of the appropriate senior officer of their respective business units after consultation with Compliance (see request form in the Appendix), and disclosure to the Office of the Secretary as required.

     C.   Executorships

          The duties of an executor are often arduous, time consuming and, to a considerable extent, foreign to our business. As a general rule, DeAM discourages acceptance of executorships by members of the organization. However, business considerations or

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


          family relationships may make it desirable to accept executorships under certain wills. In all cases (other than when acting as Executor for one's own spouse, parent or spouse's parent), it is necessary for the individual to have the written authorization of the Firm to act as an executor. All such existing or prospective relationships should be reported in writing to DeAM Compliance.

          When DeAM Employees accept executorships under clients' wills, the organization considers these individuals to be acting for DeAM and that fees received for executors' services rendered while associated with the firm are exclusively DeAM income. In such instances, the Firm will indemnify the individual and the individual will be required at the time of qualifying as executor to make a written assignment to DeAM Compliance of any executor's fees due under such executorship. Copies of this assignment and DeAM's authorization to act as executor (see Appendix - "Request For Approval of Fiduciary, Corporate or Other Outside Activity") are to be filed in the client's file.



          Generally speaking, it is not desirable for members of the organization to accept executorships under the wills of persons other than a client, a spouse or a parent. Authorization may be given in other situations assuming that arrangements for the anticipated workload can be made without undue interference with the individual's responsibilities to DeAM. For example, this may require the employment of an agent to handle the large amount of detail which is usually involved. In such a case, the Firm would expect the individual to retain the commission. There may be other exceptions which will be determined based upon the facts of each case.

     D.   Trusteeships

          It can be desirable for members of the organization to act individually as trustees for clients' trusts. Such relationships are not inconsistent with the nature of our business. As a general rule, DeAM does not accept trustee's commissions where it acts as investment counsel. As in the case of most executorships, all trusteeships must have the written approval of the Firm (see Appendix).

          It is recognized that Employees may be asked to serve as trustees of trusts which do not employ DeAM. The Firm will normally authorize Employees to act as trustees for trusts of their immediate family. Other non-client trusteeships can conflict with our clients' interests so that acceptance of such trusteeships will be authorized only in unusual circumstances.

     E.   Custodianships and Powers of Attorney

          It is expected that most custodianships will be for minors of an individual's immediate family. These will be considered as automatically authorized and do not require written approval of the Firm. However, the written

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


          approval of DeAM (see Appendix) is required for all other custodianships.

          Entrustment with a Power of Attorney to execute Securities transactions on behalf of another requires written approval of the Firm. Authorization will only be granted if DeAM believes such a role will not be unduly time consuming or create conflicts of interest.

     F.   Gifts

          Units of the Deutsche Bank Group may neither solicit nor accept inducements.^6 However, gifts offered or received which have no undue influence on providing financial services are not generally prohibited. Special circumstances may apply to Employees acting in certain capacities within the organization.^7 If you have questions regarding the capacity in which you are acting, consult the Compliance Group.

          (i)  Accepting Gifts

               Employees are prohibited from soliciting personal payment or gift to influence, support or reward service, transaction or business involving Deutsche Bank, or that appears to be made or offered in anticipation of future service, transaction or business opportunity. A payment or gift includes any fee, compensation, remuneration or thing of value.

               The acceptance of some types of unsolicited reasonable business gifts are permissible, providing the following requirements are met:

               1. Cash gifts of any amount are prohibited. This includes cash equivalents such as gift certificates, bonds, securities or other items that may be readily converted to cash.

               2. Gifts, other than cash, given in connection with special occasions (e.g., promotions, retirements, weddings), of reasonable value as defined by the Business Group's procedures are permissible.





----------------------------------

^6 Under the Bank Bribery Act and other applicable laws and regulations, severe penalties may be imposed on anyone who offers or accepts such improper payments or gifts. If you receive or are offered an improper payment or gift, or if you have any questions as to the application or interpretation of Deutsche Bank's rules regarding the acceptance of gifts, you must bring the matter to the attention of the Compliance Department.

^7 In accordance with regulations and practices in various jurisdictions, as well as the rules of the New York Stock Exchange and the National Association of Securities Dealers, Inc. certain Employees may be subject to more stringent gift-giving and receiving guidelines. In general, these rules apply to the receipt of gifts by and from "associated persons" or where such gratuity is in relation to the business of the employer. If you have any questions regarding your role relative to these rules contact the Compliance Group.

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


               3. Reasonable and conventional business courtesies, such as joining a client or vendor in attending sporting events, golf outings or concerts, provided that such activities involve no more than the customary amenities.

               4. The cost of working session meals or reasonable related expenses involving the discussion or review of business matters related to Deutsche Bank may be paid by the client, vendor or others, provided that such costs would have otherwise been reimbursable to the Employee by Deutsche Bank in accordance with its travel and entertainment and expense reimbursement policies.

                    The Employee must report to their management gifts received according to the procedures established within their Business Group. Business Group Management is responsible for ensuring relevant gift information is documented in the Business Group's log of gifts and the log is forwarded to the Compliance Group on request. Business Group Management will bring apparent or perceived issues to the attention of the Compliance Group.

          (ii) Gift Giving (to Persons other than Government Officials)
               In appropriate circumstances, it may be acceptable for Deutsche Bank Employees to extend gifts to clients or others who do business with Deutsche Bank. Employees should be certain that the gift does not give rise to a conflict of interest, or appearance of conflict, and that there is no reason to believe that the gift violates applicable codes of conduct of the recipient.

               Employees may make business gifts at Deutsche Bank's expense, provided:

               1. The gift is not cash or a cash equivalent - regardless of amount.

               2. The gift is of reasonable value in the circumstances, and should not exceed a value of U.S. $100 unless the specific prior approval of an appropriate manager is obtained.

               3. The gift is lawful and in accordance with regulatory rules and generally accepted business practices of the governing jurisdictions.

               4. The Employee is authorized to give gifts by his/her Business Group Management and follows all procedures established within his/her Group.

               Business Group Management will ensure that relevant gift information is documented in the Business Group's log of gifts and that the log is forwarded to the Compliance Group on a monthly basis. Business Group Management is

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


               responsible for bringing any apparent or perceived issues to the attention of the Compliance Group.

         (iii) Gifts to Government Officials

               The Compliance Department must be contacted prior to making gifts to a governmental employee or official. Various governmental agencies, legislative bodies and jurisdictions may have rules and regulations regarding the receipt of gifts by their employees or officials. In some cases, government employees or officials may be prohibited from accepting any gifts. (See next section for additional rules regarding political contributions.)

          (iv) Non-Cash Compensation

               Employees, Registered Representatives and Associated Persons of Deutsche Asset Management broker-dealer affiliates must also comply with National Association of Securities Dealers, Inc. (NASD(R)) Rules governing the payment of Non-Cash Compensation. Non-Cash Compensation encompasses any form of compensation received in connection with the sale and distribution of variable contracts and investment company securities that is not cash compensation, including, but not limited to, merchandise, gifts and prizes, travel expenses, meals and lodging. For more information on the policy refer to the Scudder Distributors Inc. Written Supervisory Procedures and the Scudder Investor Services, Inc. Written Supervisory Procedures.

     G.   Rules for Dealing with Governmental Officials and Political Candidates

          (i)  Corporate Payments or Political Contributions
               No corporate payments or gifts of value may be made to any outside party, including any government official or political candidate or official, for the purpose of securing or retaining business for Deutsche Bank or influencing any decision on its behalf.

               o The Federal Election Campaign Act prohibits corporations and labor organizations from using their general treasury funds to make contributions or expenditures in connection with federal elections, and therefore Deutsche Bank departments may not make contributions to U.S. Federal political parties or candidates.

               o Corporate contributions to political parties or candidates in jurisdictions not involving U.S. Federal elections are permitted only when such contributions are made in accordance with applicable local laws and regulations, the prior

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


                    approval of a member of the DeAM Executive Committee has been obtained and the Deutsche Bank Americas Regional Cost Committee has been notified.

                    Under the Foreign Corrupt Practices Act, Bank Bribery Law, Elections Law and other applicable regulations, severe penalties may be imposed on Deutsche Bank and on individuals who violate these laws and regulations. Similar laws and regulations may also apply in various countries and legal jurisdictions where Deutsche Bank does business.

          (ii) Personal Political Contributions
               No personal payments or gifts of value may be made to any outside party, including any government official or political candidate or official, for the purpose of securing business for Deutsche Bank or influencing any decision on its behalf. Employees should always exercise care and good judgment to avoid making any political contribution that may give rise to a conflict of interest or the appearance of conflict. For example, if a DeAM business unit engages in business with a particular governmental entity or official, DeAM Employees should avoid making personal political contributions to officials or candidates who may appear to be in a position to influence the award of business to Deutsche Bank.



         (iii) Entertainment of Government Officials
               Entertainment and other acts of hospitality toward government or political officials should never compromise or appear to compromise the integrity or reputation of the official or Deutsche Bank. When hospitality is extended, it should be with the expectation that it will become a matter of public knowledge.

     H.   Confidentiality

          Employees must not divulge contemplated or completed securities transactions or trading strategies of DeAM clients to any person, except as required by the performance of such person's duties and only on a need-to-know basis. In addition, the Deutsche Bank standards contained in the Compliance Manual -- Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading and Related Matters Policy, as well as those within the Code of Professional Conduct must be observed.


VII.  Sanctions
      ---------

Any Employee who violates this Code may be subject to disciplinary actions, including possible dismissal. In addition, any Securities transactions executed in violation of this Code, such as short-term trading or trading during blackout periods, may subject the Employee to sanctions,

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


ranging from warnings and trading privilege suspensions to financial penalties, including but not limited to, unwinding the trade and/or disgorging of the profits. Finally, violations and suspected violations of criminal laws will be reported to the appropriate authorities as required by applicable laws and regulations.


VIII.  Interpretations and Exceptions
       ------------------------------

Compliance shall have the right to make final and binding interpretations of this Code and may grant an exception to certain of the above restrictions, as long as no abuse or potential abuse is involved. Each Employee must obtain approval from DeAM Compliance before taking action regarding such an exception. Any questions regarding the applicability, meaning or administration of this Code shall be referred in advance of any contemplated transaction to DeAM Compliance.

In addition, DeAM has an Ethics Committee that is empowered to administer, apply, interpret and enforce the Code.
















--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


                                   SCHEDULE A


The following entities^8 have adopted the Deutsche Asset Management Code of
Ethics:


                          DB Investment Managers, Inc.
         Deutsche Asset Management Inc. (formerly Morgan Grenfell Inc.)
                          Deutsche Bank Securities Inc.
                  Deutsche Investment Management Americas Inc.
                          DB Absolute Return Strategies
                        Investment Company Capital Corp.
                            Scudder Distributors Inc.
                        Scudder Financial Services, Inc.
                         Scudder Investor Services, Inc.
                              Scudder Trust Company
                              RREEF America L.L.C.















----------------------------------

^8 The references in the document to DeAM Employees include employees of the entities that have adopted the Deutsche Asset Management Code of Ethics. Deutsche Bank Securities Inc. adopts this Code only in its role as Investment Manager of The Central Europe and Russia Fund, Inc., The Germany Fund, Inc. and The New Germany Fund, Inc.


--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

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Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


                                   SCHEDULE B

                                   SUPPLEMENT
                                     TO THE
                 DEUTSCHE ASSET MANAGEMENT - U.S CODE OF ETHICS

                         RREEF America L.L.C. ("RREEF")

                  A-1. Effective Date. This Supplement to the Deutsche Asset Management - U.S. Code of Ethics (the "Code") shall be effective February 1, 2004. The Code and this Supplement shall replace and supersede the RREEF America L.L.C. Code of Ethics (Last Updated December 2002).

                  A-2. Applicability. The restrictions of the Code applying to Investment Personnel shall apply only to those Employees of RREEF who are Investment Personnel employed on the RREEF Securities Investment Team. The restrictions of the Code applying to Access Persons shall apply only to (i) those RREEF Employees, officers or directors who, with respect to any registered investment company or other securities investment advisory client, make any recommendation, participate in the determination of which recommendation will be made, or whose principal functions or duties relate to the determination or which recommendations will be made, or who, in connection with his or her duties, obtain any timely information concerning recommendations on Securities being made by RREEF, or (ii) those RREEF Employees who are designated as covered under this Supplement to the Code by DeAM Compliance or its designee.

                  A-3. Additional Trading Restrictions. In addition to the restrictions set forth in the Code, no RREEF Employee identified in Section A-2 of this Supplement shall, without the prior written approval of DeAM Compliance, acquire or sell any Real Estate Securities in any Employee Related Account. Approvals of acquisitions will be granted only in extraordinary circumstances. Real Estate Securities shall include all publicly-traded Securities issued by any Real Estate Investment Trust ("REIT"), as well as publicly-traded Securities issued by companies if at least 50% of their revenues, or at least 50% of the market value of their assets, are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. These companies may include real estate master limited partnerships and real estate brokers and developers.

                  A-4. Adoption of the Deutsche Bank Americas Code of Professional Conduct. The terms of the Deutsche Bank Americas Code of Professional Conduct are hereby incorporated into this Supplement and those Employees of RREEF identified in Section A-2 of this Supplement shall be subject to and covered by such terms.

--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

Deutsche Asset Mangement - U.S. Code of Ethics              Deutsche Bank [LOGO]
--------------------------------------------------------------------------------


                  A-5. Conflict. In the event of any conflict or discrepancy between the terms of the Code and this Supplement with respect to any RREEF Employee, the terms of this Supplement shall govern.















--------------------------------------------------------------------------------

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

--------------------------------------------------------------------------------

                                                       Deutsche Asset Management

Personal Securities Holdings Report
Return to DeAM Compliance NYC20-2401

-----------------------------------------------------------------------------------------------------------------------------
Employee Name_____________________________   Department_________________________ Location_____________________
                       (print)

Social Security Number ____________________________________         Contact Number_________________________
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Ticker Symbol     Issuer/Company    Security Type    Principal   Number of    Name of       Account Number     Name in which
(or CUSIP)                                             Amount    Shares     Broker/Dealer                      Security/Mutual
Mutual Fund                                                                   or Bank                             Fund/Acct.
                                                                                                                   is Held
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

The undersigned does not by this report admit that he/she has any direct beneficial ownership in the securities listed.

/__/ I certify that the securities and mutual funds listed above and/or the holdings statements attached reflect all my reportable securities and mutual fund holdings as of the date I submit this Form.

/__/ I currently have no reportable securities and/or mutual funds holdings to report.

Not all securities are required to be reported. Reportable securities holdings do not include bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements. Not all mutual funds are required to be reported. Reportable mutual fund holdings do not include money market funds and mutual funds purchased through Dividend Reinvestment Plans. Mutual funds subject to periodic purchase plans are required to be reported only annually.

                                           Signature __________  Date __________

                                                       Deutsche Asset Management


Quarterly Personal Securities Trading Report

CONFIDENTIAL -- Complete Form on intranet by 10th day of start of subsequent quarter


                  ____________________________________, 20________
                                    Quarter


-------------     --------------------      --------------            -------------             --------------
Print Name        Social Security No.       Department                Location                  Contact No.

This form must be filed quarterly, whether or not you have had any transactions, by the 10th day of the start of the subsequent quarter and must cover all Employee Related Accounts in which you have a direct or indirect beneficial interest. These would include any accounts, including those of clients, in which you have a beneficial interest, including those of your spouse and relatives living in your household (unless you obtain written permission from Central Compliance to exclude these accounts), and all non-client accounts over which you act in an advisory capacity. Refer to Code of Ethics for a full explanation of reporting requirements.

Please answer the questions.  Check the appropriate answer.

1. I had had no Reportable Transactions* during the above quarter. (List all Reportable Transactions on the reverse.) If any such purchases or sales were transacted without obtaining preclearance, so indicate.

2. (a) Did you receive any gifts or entertainment from brokers, dealers, investment bankers, vendors or other service providers during the above quarter?

          /___/ Yes       /___/ No (go to #3)

         (b) Did you report the gift to your business group manager?

          /___/ Yes       /___/ No

3. Did you establish any brokerage and/or mutual fund accounts during the quarter?

          /___/ Yes       /___/ No


          Name of Brokerage and/or Mutual Fund Firm_____________________________

          Account Number_________________________________________________

          Date Account was opened_________________________________________


                                                     ---------------------------
                                                              Signature




*Reportable Transactions are all transactions in securities or derivatives (including futures & options) and mutual funds, except transactions in money market funds, mutual funds purchased through Dividend Reinvestment Plans, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements. Mutual funds subject to periodic purchase plans are subject only to annual reporting. Non-volitional transactions are not required to be reported. The following types of trades will be deemed non-volitional: stock split, automatic tender offer, stock gained from mergers or spin-off companies, dividends received in shares, demutualizations, trust distributions and Dividend Reinvestment Plans.

SALES

------------------------------------------------------------------------------------------------------------------------------------
Security    Units    Ticker/    Issuer/    Trade    Price   Principal    Broker/        Acct #    Interest  Maturity   Gift/Waiver/
Type                  Cusip     Company    Date              Amount    Dealer/Bank(3)              Rate(1)   Date(1)    AIP/NBI(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PURCHASES

------------------------------------------------------------------------------------------------------------------------------------
Security    Units    Ticker/    Issuer/    Trade    Price   Principal    Broker/        Acct #    Interest  Maturity   Gift/Waiver/
Type                  Cusip     Company    Date              Amount    Dealer/Bank(3)              Rate(1)   Date(1)    AIP/NBI(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



FOOTNOTES (Use additional forms if necessary to report all transactions.)
(1)      For fixed income securities only.
(2) Indicate here if transaction is a Gift, Waiver, Automatic Investment Plan, or No Beneficial Interest (you do not have any direct or indirect beneficial ownership in such transactions).
 (3) If you have made a direct issuer trade (i.e. traded directly with the company) enter N/A in this column.

                                                       Deutsche Asset Management

Annual Acknowledgement of Obligations Under the Code of Ethics


---------------    ------------------    ------------ ----------- --------------
Print Name         Social Security No.   Department   Location    Contact No.




1.   CODE OF ETHICS

     I have read/reread the Code of Ethics and attachments thereto and understand them and recognize that I am subject to them. Further, I have disclosed or reported all personal transactions required to be disclosed or reported pursuant to the requirements of the Code and I certify that I complied with the provisions of the Code of Ethics applicable to me over the past year.

               (a)  CHECK THE APPROPRIATE STATEMENT (check only one):

               [ ] I have arranged for provision to DeAM Compliance of a complete report of all my holdings information in the form of duplicate account statements for all of my Employee Related Accounts. I have disclosed the existence of all brokerage accounts to Central Compliance. (Holdings of money market mutual funds, mutual funds purchased through Dividend Reinvestment Plans, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, are not required to be reported to the DeAM Compliance); or

               [ ] I have not arranged for provision to DeAM Compliance of all of my holdings, so I have submitted a supplemental report of all current holdings which DeAM Compliance has not thus far received, concurrently herewith (Use "Personal Securities Holdings Report" to list additional holdings not on file with DeAM Compliance); or


               [ ] I am an Employee who has no holdings and no bank/broker/dealer/mutual fund accounts.

               (b)  The following is a complete list of all my Employee Related
                    Accounts:

                            Account Number                    Broker Name

                     ------------------------------     ------------------------

                     ------------------------------     ------------------------

                     ------------------------------     ------------------------

2.   INSIDER TRADING

     I have read the material on Insider Trading in the Deutsche Bank Compliance Policies and Procedures Manual and Code of Professional Conduct. I understand and agree to conform with the policies and procedures.

3.   POLITICAL CONTRIBUTIONS

     I have not made any political contributions in connection with obtaining or maintaining advisory contracts to governmental entities.

4.   EMPLOYEE COMPLIANCE QUESTIONNAIRE

     I have read the Compliance Questionnaire regarding disciplinary, legal, or administrative matters. There have been no changes to answers that I have previously reported.



-------------------                   -------------------------------------
Date                                              Signature

                                                       Deutsche Asset Management

                  Request For Approval of Fiduciary, Corporate
                            or Other Outside Activity

Return to DeAM Compliance NYC20-2401


------------     -------------------  -----------   ----------     -----------
Print Name       Social Security No.  Department    Location       Contact No.

1. I believe that the activity described below is not in conflict with the interests of the firm or its clients and I request that it be approved.


2.       Activity (check one and include the start date of the Activity)*

         [  ]  Trustee     ____________                                    [  ]  Business Consultant  __________
         [  ]  Executor   ____________                                     [  ]  Director  ____________
         [  ]  Custodian ____________                                      [  ]  Other (describe)_______________
         [  ]  Power of Attorney (over investments) __________

3.       Name of trust, estate, account, corporation or other entity


4.       Timing/Status (check one)               [ ] I am currently serving.
                                                 [ ] I anticipate serving.
                                                     (Must be reviewed and
                                                     re-approved when actual
                                                     service begins.)


5. Salient Facts (relationship, nature of duties, client status and any facts indicating possible conflict or lack thereof):


6.       Assignment Status (check one)

               [ ] I hereby assign any income from this activity to the firm.
               [ ] I believe any income should appropriately be retained by me.
               [ ] No income is expected from this activity.



----------------------                              ----------------------------
Date                                                Employee's Signature


I have reviewed and approved the above activity. The Firm reserves the right to withdraw this approval at any time.


----------------------                              ----------------------------
Date                                                Manager's Signature


*If applicable, I have provided account information to Central Compliance for the account(s) I oversee.

                                                       Deutsche Asset Management


Annual Review of Personal Activities Form

Complete Form on intranet


------------     -------------------  -----------   ----------     -----------
Print Name       Social Security No.  Department    Location       Contact No.


As required annually of all members of Deutsche Asset Management, please indicate all fiduciary, corporate and outside relationships, positions and responsibilities. Below you are asked to refer to Code of Ethics, Part VI where your reporting obligations are examined in greater detail. This report includes all activities covered in Code of Ethics, Part VI whether or not previously authorized by the firm.

If necessary, attach extra sheets for categories requiring lengthy answers and use heading as outlined below.

1. EXECUTORSHIPS*: (including those in which you are currently serving and all known future appointments as Executor.)



                                                 Client          Authorized
                                                 of Firm          by Firm
Estate                                            Yes/No           Yes/No
------                                            ------           ------


*Reporting unnecessary if position held with respect to the estate of one's spouse or parent.

2.     TRUSTEESHIPS:   (including T-1, T-10 and DB Directed Trusts (Internal
                       Trusts)* and other client Trusteeships and all known future appointments as Trustee



                                   Client of Firm            Authorized by Firm
Trust Title                            Yes/No                       Yes/No
-----------                            ------                       ------




* Please indicate under Section 2 the account numbers of any Internal Trusts with which you are associated.

--------------------------------------------------------------------------------
3.       CUSTODIANSHIPS *
                              Relationship             Authorized by Firm*
Name of Minor                 To Custodian                   Yes/No
-------------                 ------------                   ------






*Reporting unnecessary in the case of members of one's family

--------------------------------------------------------------------------------
4.   DIRECTORSHIPS*
                                  Authorized   Year                     Are Fees
                     Name of      by Firm      First      Estimated  Turned Over
                    Organization  Yes/No       Elected   Annual Fees   To Firm?
                    ------------  ------       -------   -----------   --------



*Other than DeAM Funds or affiliated corporations.

--------------------------------------------------------------------------------

5.       BUSINESS CONSULTING POSITIONS

                               Authorized   Year         Estimated  Are Fees
                               by Firm      First        Annual     Turned Over
Corporation or Institution     Yes/No       Retained     Fees
                               ------       --------     ----       -----------




6. PUBLIC AND CHARITABLE POSITIONS - Describe position and organization briefly. Also indicate whether authorized by the Firm or not.



7. POWERS OF ATTORNEY OVER INVESTMENTS- Describe position briefly. Also indicate whether authorized by the Firm or not.



8. OUTSIDE ACTIVITIES - For additional information about rules applicable to outside activities refer to Code of Ethics - Part VI.




-----------------------------                  ---------------------------------
           Date                                            Signature
(Attach extra sheets if needed)

------------------------------------------------------------------------------------------------------------------------------------
DeAM - U.S. Code of Ethics Sanctions
------------------------------------------------------- ----------------------------------------------------------------------------
Violation                                               Sanction
------------------------------------------------------------------------------------------------------------------------------------
Failure to Obtain Pre-Clearance^1
------------------------------------------------------------------------------------------------------------------------------------
Managing Director, Director and Vice President
------------------------------------------------------- ----------------------------------------------------------------------------
1st Violation                                           $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
2nd Violation                                           $1000.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
3rd Violation                                           Trading Prohibited for 30 Days^2 and $1500.00 Fine
------------------------------------------------------------------------------------------------------------------------------------
Below Vice President
------------------------------------------------------- ----------------------------------------------------------------------------
1st Violation                                           Written Warning
------------------------------------------------------- ----------------------------------------------------------------------------
2nd Violation                                           $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
3rd Violation                                           Trading Prohibited for 30 days^2 and $1000.00 Fine
------------------------------------------------------------------------------------------------------------------------------------
Failure to Comply with the with Same Day Rule^3
------------------------------------------------------- ----------------------------------------------------------------------------
Portfolio Manager                                       Unwind the Trade/Disgorgement of Profit and $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Investment Personnel (Non-Portfolio Manager)            Potentially Unwind the Trade/Disgorgement of Profit and $250.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Access Person                                           Potentially Unwind the Trade/Disgorgement of Profit and Fine
------------------------------------------------------------------------------------------------------------------------------------
Failure to Comply with the 7-Day Rule^3
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Manager                                       Unwind the Trade/Disgorgement of Profit, Trading Prohibited for 30 Days^2
                                                        and $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Investment Personnel (Non-Portfolio Manager)            Potentially Unwind the Trade/Disgorgement of Profit and $250.00 Fine
------------------------------------------------------------------------------------------------------------------------------------
Failure to Comply with the with 30 Day Hold Rule (effective 7/1/04)
------------------------------------------------------------------------------------------------------------------------------------
Managing Director, Director and Vice President
------------------------------------------------------------------------------------------------------------------------------------
1st Violation                                           $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
2nd Violation                                           $1000.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
3rd Violation                                           Trading Prohibited for 30 Days^2 and $1500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Below Vice President
------------------------------------------------------- ----------------------------------------------------------------------------
1st Violation                                           Written Warning
------------------------------------------------------- ----------------------------------------------------------------------------
2nd Violation                                           $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
3rd Violation                                           Trading Prohibited for 30 days^2 and $1000.00 Fine
------------------------------------------------------------------------------------------------------------------------------------
Failure to File / Incomplete / Late 17j-1 Reporting (Personal Securities Holding Report, Quarterly and Annual Personal Securities
Trading Reporting)
------------------------------------------------------------------------------------------------------------------------------------
1st Violation
------------------------------------------------------- ----------------------------------------------------------------------------
Less Than 30 Days Late                                  Written Warning
------------------------------------------------------- ----------------------------------------------------------------------------
Over 30 Days Late                                       $250.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 60 Days Late                                       $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 90 Days Late                                       Trading Prohibited for 30 Days^2  and $1000.00 Fine
------------------------------------------------------------------------------------------------------------------------------------
2nd Violation
------------------------------------------------------- ----------------------------------------------------------------------------
Less Than 30 Days Late                                  $250.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 30 Days Late                                       $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 60 Days Late                                       Trading Prohibited for 30 Days^2  and $1000.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 90 Days Late                                       Severe Disciplinary Action (Possible Termination)
------------------------------------------------------------------------------------------------------------------------------------
3rd Violation
------------------------------------------------------- ----------------------------------------------------------------------------
Less Than 30 Days Late                                  $500.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 30 Days Late                                       Trading Prohibited for 30 Days^2 and $1000.00 Fine
------------------------------------------------------- ----------------------------------------------------------------------------
Over 60 Days Late                                       Severe Disciplinary Action (Possible Termination)
------------------------------------------------------- ----------------------------------------------------------------------------

         DeAM - U.S. Code of Ethics Sanctions


----------------------------------

^1 Portfolio Managers and other Investment Personnel, regardless of position held, are subject to the pre-clearance sanctions for Managing Directors, Directors and Vice Presidents.

^2 The Compliance Department will take financial hardship into consideration in applying a trading prohibition. Please see important notes below for more information regarding financial hardship.

^3 The Compliance Department will take into consideration the employee's knowledge of portfolio trading and the severity and frequency of the violation in determining whether the trade should be broken and profit disgorged and the amount of the fine, if any. Second and third violations of the 7-day and Same Day rules within the same year will result in the escalation of fines and disciplinary action similar to other second and third violations and depending on the circumstances as indicated above. Any violations, along with attendant sanctions, will be noted in the employee's personnel file.


                        IMPORTANT NOTES FOLLOW THIS PAGE

Important Notes


o If payment for any fine is not received by the due date, a report will be made to Senior Management regarding this delinquency, and the employee will be subject to further sanctions, including a substantial escalation of the fine (including, possibly, the doubling of the fine amount).

o Asset Management Compliance will consider certain Code of Ethics infractions on a case-by-case basis in determining a final decision on the technicality or materiality of the violation itself, as well as the (if applicable) ensuing sanctions and/or fines levied on the employee. Asset Management Compliance will solely determine the factors used in arriving in any decisions made apart from this DeAM Sanctions Schedule.

o Final disciplinary sanctions will be determined by the Compliance Department and Senior Management, which will take into consideration such factors, which include, but are not limited to, the period of time between violations, financial hardship, the employee's knowledge of portfolio trading and trading system technical difficulties. For example, violations occurring within a 24-month period will be taken into consideration, but will not be given full weight in the determination of disciplinary action. Financial hardship may include the inability to pay for tuition and medical expenses and the inability to purchase a home.

o All violations will be reviewed on a rolling 1-year period and sanctions for second and third violations will be applicable if the violations occur within the same year.

o Multiple simultaneous violations will be subject to all the applicable sanctions. For example, a portfolio manager who fails to obtain pre-clearance (1st violation) and simultaneously violates the Same Day Rule (1st violation), will be subject to a $1000.00 fine and disgorgement of profit.